UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2008

SYMMETRICOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway, San Jose, California 95131-1017

(Address of principal executive offices, including zip code)

(408) 433-0910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 14, 2008, Symmetricom, Inc. (the “Company”) received a Nasdaq Staff Determination notice stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14).  The notice was issued in accordance with Nasdaq procedures because the Company did not timely file its Quarterly Report on Form 10-Q for the period ended March 30, 2008.

In response to a similar letter the Company received in February 2008 following its failure to timely file its Form 10-Q for the quarter ended December 30, 2007, the Company requested and was granted a hearing on April 3, 2008 with the Nasdaq Listing Qualifications Panel.  On May 1, 2008, the Company received notice that the Nasdaq Listing Qualifications Panel granted the Company’s request for continued listing of its common stock on The Nasdaq Global Market.  The continued listing of the Company’s common stock is subject to the condition that on or before June 30, 2008, the Company must file with the Securities and Exchange Commission its Quarterly Reports on Form 10-Q for the fiscal quarters ended December 30, 2007 and March 30, 2008 and any necessary restatements of its prior financial statements. Although the Company currently believes that it can comply with this condition, there can be no assurances that the Company will meet the deadline set by the Panel.

A copy of the press release disclosing receipt of the notice is attached hereto as Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning the Company’s plans to remain listed on the Nasdaq, to restate its historical financial statements and to file delinquent quarterly reports on Form 10-Q with the Securities and Exchange Commission.  There can be no assurance concerning the timing of the Company’s restatement process or any further actions which may be taken by the Nasdaq Listing Qualifications Panel.  Forward-looking statements are made as of the date of this Current Report on Form 8-K, and, except as required by the law, Symmetricom does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

Item 9.01.           Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated May 16, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2008	By:	/s/ William Slater
William Slater
Chief Financial Officer and Secretary

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